Exhibit 23.2
                 [Letterhead of Chisholm Bierwolf & Nilson LLC]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Securac Corp.'s Registration Statement on Form S-8 (Registration No.333-122196) of our report dated May 1, 2006 relating to the financial statements of Securac Corp., which appears in Securac Corp.'s Annual Report on Form 10-KSB for the year ended December 31, 2005.

                                              /s/ Chisholm Bierwolf & Nilson
                                              ------------------------------
                                              Chisholm Bierwolf & Nilson LLC

Bountiful, Utah
May 17, 2006